                         EXHIBIT 4.22
                     CONGRESS AMENDMENTS
                     -------------------




               TWELFTH AMENDMENT TO LOAN AGREEMENT
               -----------------------------------

                                                  April 23, 1993



Congress Financial Corporation and
Congress Financial Corporation (Central)
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     Reference is made to the Loan Agreement dated March 29, 1984, as heretofore amended, modified or supplemented (including, without limitation, pursuant to that certain Amendment to Loan Agreement dated August 16, 1985, that certain Second Amendment to Loan Agreement dated April 3, 1986, that certain Third Amendment to Loan Agreement dated October 26, 1986, that certain Fourth Amendment to Loan Agreement dated December 17, 1986, that certain Fifth Amendment to Loan Agreement dated March 7, 1988, that certain Sixth Amendment to Loan Agreement dated March 31, 1989, that certain Seventh Amendment to Loan Agreement dated May 18, 1990, that certain Eighth Amendment to Loan Agreement dated May 1, 1991, that certain Ninth Amendment to Loan Agreement dated February 25, 1992, that certain Tenth Amendment to Loan Agreement dated March 31, 1992, and that certain Eleventh Amendment to Loan

Agreement, dated December 10, 1992; hereinafter, the "Loan Agreement"), currently by and among Congress Financial Corporation and Congress Financial Corporation (Central) (collectively "Congress"), LSB Industries, Inc. (hereinafter "LSB"), L&S Bearing Co., Rotex Corporation, Tribonetics Corporation, LSB Extrusion Co., International Environmental Corporation, CHP Corporation, Koax Corp., Summit Machine Tool Manufacturing Corp., Hercules Energy Mfg. Corporation, Climate Master, Inc., APR Corporation and Climatex, Inc. (collectively, with LSB, the "Borrowers") and LSB Financial Corp., LSB Lease Corp., LSB Import Corp., LSB Bearing Corp., Summit Machine Tool Systems, Inc., LSB Europa Limited, Bowerdean Limited and LSB International Limited (collectively herein, and pursuant to the Loan Agreement, the "Guarantors").

     Borrower and Guarantors have requested a sixty (60) day extension of the Renewal Date of their existing financing arrangements with Congress and Congress is willing, subject to the terms and conditions set forth herein, to so extend the Renewal Date of the existing financing arrangements with Borrowers and Guarantors as provided below. Congress, Borrowers and Guarantors agree as follows (capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Loan Agreement):

     I.   Term.  The date "April 30, 1993" in Section 9.1 of the
Accounts Agreements, as heretofore amended, is hereby deleted and replaced with the date "June 30, 1993".

     II. Effect of this Amendment. Except as modified pursuant hereto, the Loan Agreement and the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Loan Agreement or other Financing Agreements, the terms of this Amendment control.

     III. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

     By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein (the covenants and agreements of the Borrowers and Guarantors being joint and several).

                              Very truly yours,

                              LSB INDUSTRIES, INC.
                              L&S BEARING CO.
                              TRIBONETICS CORPORATION
                              LSB EXTRUSION CO.
                              ROTEX CORPORATION
                              SUMMIT MACHINE TOOL MANUFACTURING
                               CORP.
                              HERCULES ENERGY MFG. CORPORATION
                              INTERNATIONAL ENVIRONMENTAL
                               CORPORATION
                              CHP CORPORATION
                              CLIMATE MASTER, INC.
                              KOAX CORP.
                              APR CORPORATION
                              CLIMATEX, INC.
                              LSB FINANCIAL CORP.
                              LSB LEASING CORP.
                              LSB IMPORT CORP.
                              LSB BEARING CORP.
                              SUMMIT MACHINE TOOL SYSTEMS, INC.
                              LSB EUROPA LIMITED
                              BOWERDEAN LIMITED
                              LSB INTERNATIONAL LIMITED

                              By:
                                 --------------------------------

                              Title
                                    -----------------------------


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION AND
CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
   -------------------------------------

Title:
      ----------------------------------

               THIRTEENTH AMENDMENT TO LOAN AGREEMENT
               --------------------------------------

                                                  June 24, 1993


Congress Financial Corporation and
Congress Financial Corporation (Central)
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     Reference is made to the Loan Agreement dated March 29, 1984, as heretofore amended, modified or supplemented (including, without limitation, pursuant to that certain Amendment to Loan Agreement dated August 16, 1985, that certain Second Amendment to Loan Agreement dated April 3, 1986, that certain Third Amendment to Loan Agreement dated October 26, 1986, that certain Fourth Amendment to Loan Agreement dated December 17, 1986, that certain Fifth Amendment to Loan Agreement dated March 7, 1988, that certain Sixth Amendment to Loan Agreement dated March 31, 1989, that certain Seventh Amendment to Loan Agreement dated May 18, 1990, that certain Eighth Amendment to Loan Agreement dated May 1, 1991, that certain Ninth Amendment to Loan Agreement dated February 25, 1992, that certain Tenth Amendment to Loan Agreement dated March 31, 1992, that certain Eleventh Amendment to Loan Agreement, dated December 10, 1992, and that certain Twelth Amendment to Loan Agreement, dated April 23, 1993, hereinafter, the "Loan Agreement"), currently by and among Congress Financial Corporation and Congress Financial Corporation (Central) (collectively "Congress"), LSB Industries, Inc. (hereinafter "LSB"), L&S Bearing Co., Rotex Corporation, Tribonetics Corporation, LSB Extrusion Co., International Environmental Corporation, CHP Corporation, Koax Corp., Summit Machine Tool Manufacturing Corp., Hercules Energy Mfg. Corporation, Climate Master, Inc., APR Corporation and Climatex, Inc. (collectively, with LSB, the "Borrowers") and LSB Financial Corp., LSB Lease Corp., LSB Import Corp., LSB Bearing Corp., Summit Machine Tool Systems, Inc., LSB Europa Limited, Bowerdean Limited and LSB International Limited (collectively herein, and pursuant to the Loan Agreement, the "Guarantors").

     Borrower and Guarantors have requested a ninety (90) day extension of the Renewal Date of their existing financing arrangements with Congress and Congress is willing, subject to the terms and conditions set forth herein, to so extend the Renewal Date of the existing financing arrangements with

Borrowers and Guarantors as provided below. Congress, Borrowers and Guarantors agree as follows (capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Loan Agreement):

     I.   Term.  The date "June 30, 1993" in Section 9.1 of the
Accounts Agreements, as heretofore amended, is hereby deleted and replaced with the date "September 30, 1993".

     II. Effect of this Amendment. Except as modified pursuant hereto, the Loan Agreement and the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Loan Agreement or other Financing Agreements, the terms of this Amendment control.

     III. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

     By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein (the covenants and agreements of the Borrowers and Guarantors being joint and several).

                              Very truly yours,

                              LSB INDUSTRIES, INC.
                              L&S BEARING CO.
                              ROTEX CORPORATION
                              TRIBONETICS CORPORATION
                              LSB EXTRUSION CO.
                              INTERNATIONAL ENVIRONMENTAL
                               CORPORATION
                              CHP CORPORATION
                              KOAX CORP.
                              SUMMIT MACHINE TOOL MANUFACTURING
                               CORP.
                              HERCULES ENERGY MFG. CORPORATION
                              CLIMATE MASTER, INC.
                              APR CORPORATION
                              CLIMATEX, INC.
                              LSB FINANCIAL CORP.
                              LSB LEASING CORP.
                              LSB IMPORT CORP.
                              LSB BEARING CORP.
                              SUMMIT MACHINE TOOL SYSTEMS, INC.
                              LSB EUROPA LIMITED
                              BOWERDEAN LIMITED
                              LSB INTERNATIONAL LIMITED

                              By:
                                 --------------------------------
                              Title
                                    -----------------------------

AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION AND
CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
   -------------------------------------
Title:
      ----------------------------------

             FOURTEENTH AMENDMENT TO LOAN AGREEMENT
             --------------------------------------

                                             September 23, 1993



Congress Financial Corporation and
Congress Financial Corporation (Central)
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     Reference is made to the Loan Agreement dated March 29, 1984, as heretofore amended, modified or supplemented (including, without limitation, pursuant to that certain Amendment to Loan Agreement dated August 16, 1985, that certain Second Amendment to Loan Agreement dated April 3, 1986, that certain Third Amendment to Loan Agreement dated October 26, 1986, that certain Fourth Amendment to Loan Agreement dated December 17, 1986, that certain Fifth Amendment to Loan Agreement dated March 7, 1988, that certain Sixth Amendment to Loan Agreement dated March 31, 1989, that certain Seventh Amendment to Loan Agreement dated May 18, 1990, that certain Eighth Amendment to Loan Agreement dated May 1, 1991, that certain Ninth Amendment to Loan Agreement dated February 25, 1992, that certain Tenth Amendment to Loan Agreement dated March 31, 1992, that certain Eleventh Amendment to Loan Agreement, dated December 10, 1992, that certain Twelfth Amendment to Loan Agreement, dated April 23, 1993, and that certain Thirteenth Amendment to Loan Agreement, dated June 24, 1993, hereinafter, the "Loan Agreement"), currently by and among Congress Financial Corporation and Congress Financial Corporation (Central) (collectively "Congress"), LSB Industries, Inc. (hereinafter "LSB"), L&S Bearing Co., Rotex Corporation, Tribonetics Corporation, LSB Extrusion Co., International Environmental Corporation, CHP Corporation, Koax Corp., Summit Machine Tool Manufacturing Corp., Hercules Energy Mfg. Corporation, Climate Master, Inc., APR Corporation and Climatex, Inc. (collectively, with LSB, the "Borrowers") and LSB Financial Corp., LSB Lease Corp., LSB Import Corp., LSB Bearing Corp., Summit Machine Tool Systems, Inc., LSB Europa Limited, Bowerdean Limited and LSB International Limited (collectively herein, and pursuant to the Loan Agreement, the "Guarantors").

     Borrower and Guarantors have requested a sixty (60) day extension of the Renewal Date of their existing arrangements with Congress and Congress is willing, subject to the terms and conditions set forth herein, to so extend the Renewal Date of the existing financing arrangements with Borrowers and Guarantors as provided below. Congress, Borrowers and Guarantors agree as follows (capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Loan Agreement):

     I. Term. The date "September 30, 1993" in Section 9.1 of the Accounts Agreements, as heretofore amended, is hereby deleted and replaced with the date "November 30, 1993".

     II. Effect of this Amendment. Except as modified pursuant hereto, the Loan Agreement and the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Loan Agreement or other Financing Agreements, the terms of this Amendment control.

     III. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

     By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein (the covenants and agreements of the Borrowers and Guarantors being joint and several).

                              Very truly yours,

                              LSB INDUSTRIES, INC.
                              L&S BEARING CO.
                              ROTEX CORPORATION
                              TRIBONETICS CORPORATION
                              LSB EXTRUSION CO.
                              INTERNATIONAL ENVIRONMENTAL
                               CORPORATION
                              CHP CORPORATION
                              KOAX CORP.
                              SUMMIT MACHINE TOOL MANUFACTURING
                               CORP.
                              HERCULES ENERGY MFG. CORPORATION
                              CLIMATE MASTER, INC.
                              APR CORPORATION
                              CLIMATEX, INC.
                              LSB FINANCIAL CORP.
                              LSB LEASING CORP.
                              LSB IMPORT CORP.
                              LSB BEARING CORP.
                              SUMMIT MACHINE TOOL SYSTEMS, INC.
                              LSB EUROPA LIMITED
                              BOWERDEAN LIMITED
                              LSB INTERNATIONAL LIMITED

                              By:
                                 --------------------------------

                              Title
                                    -----------------------------

AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION AND
CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
   -------------------------------------

Title:
      ----------------------------------

              FIFTEENTH AMENDMENT TO LOAN AGREEMENT
             --------------------------------------


                                             November 29, 1993



Congress Financial Corporation and
Congress Financial Corporation (Central)
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     Reference is made to the Loan Agreement dated March 29, 1984, as heretofore amended, modified or supplemented (including, without limitation, pursuant to that certain Amendment to Loan Agreement dated August 16, 1985, that certain Second Amendment to Loan Agreement dated April 3, 1986, that certain Third Amendment to Loan Agreement dated October 26, 1986, that certain Fourth Amendment to Loan Agreement dated December 17, 1986, that certain Fifth Amendment to Loan Agreement dated March 7, 1988, that certain Sixth Amendment to Loan Agreement dated March 31, 1989, that certain Seventh Amendment to Loan Agreement dated May 18, 1990, that certain Eighth Amendment to Loan Agreement dated May 1, 1991, that certain Ninth Amendment to Loan Agreement dated February 25, 1992, that certain Tenth Amendment to Loan Agreement dated March 31, 1992, that certain Eleventh Amendment to Loan Agreement, dated December 10, 1992, that certain Twelfth Amendment to Loan Agreement, dated April 23, 1993, that certain Thirteenth Amendment to Loan Agreement, dated June 24, 1993, and that certain Fourteenth Amendment to Loan Agreement, dated September 23, 1993, hereinafter, the "Loan Agreement"), currently by and among Congress Financial Corporation and Congress Financial Corporation (Central) (collectively "Congress"), LSB Industries, Inc. (hereinafter "LSB"), L&S Bearing Co., Rotex Corporation, Tribonetics Corporation, LSB Extrusion Co., International Environmental Corporation, CHP Corporation, Koax Corp., Summit Machine Tool Manufacturing Corp., Hercules Energy Mfg. Corporation, Climate Master, Inc., APR Corporation and Climatex, Inc. (collectively, with LSB, the "Borrowers") and LSB Financial Corp., LSB Lease Corp., LSB Import Corp., LSB Bearing Corp., Summit Machine Tool Systems, Inc., LSB Europa Limited, Bowerdean Limited and LSB International Limited (collectively herein, and pursuant to the Loan Agreement, the "Guarantors").

     Borrower and Guarantors have requested an extension of the Renewal Date of their existing arrangements with Congress and Congress is willing, subject to the terms and conditions set forth herein, to so extend the Renewal Date of the existing financing arrangements with Borrowers and Guarantors as provided below. Congress, Borrowers and Guarantors agree as follows (capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Loan Agreement):

     I. Term. The date "November 30, 1993" in Section 9.1 of the Accounts Agreements, as heretofore amended, is hereby deleted and replaced with the date "January 31, 1994".

     II. Delivery of Cash Collateral Upon Termination. In addition to all of Congress' other rights and remedies available to it upon the effective date of termination or non-renewal of the Loan Agreement and the other Financing Agreements, upon the effective date of such termination or non-renewal, Borrower shall pay to Congress, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Congress in such amounts as Congress determines are reasonably necessary to secure Congress from loss, cost, damage or expense, including reasonable attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding letters of credit, banker's acceptances, purchase guaranties, other financial accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Congress has not yet received the final and indefeasible payment. Such amounts shall be remitted to Congress by wire transfer in federal funds to such bank account of Congress, as Congress may, in its discretion, designate in writing to Borrower for such purpose.

     III. Effect of this Amendment. Except as modified pursuant hereto, the Loan Agreement and the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Loan Agreement or other Financing Agreements, the terms of this Amendment control.

     IV. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

     By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein (the covenants and agreements of the Borrowers and Guarantors being joint and several).

                              Very truly yours,

                              LSB INDUSTRIES, INC.
                              L&S BEARING CO.
                              ROTEX CORPORATION
                              TRIBONETICS CORPORATION
                              LSB EXTRUSION CO.
                              INTERNATIONAL ENVIRONMENTAL
                               CORPORATION
                              CHP CORPORATION
                              KOAX CORP.
                              SUMMIT MACHINE TOOL MANUFACTURING
                               CORP.
                              HERCULES ENERGY MFG. CORPORATION
                              CLIMATE MASTER, INC.
                              APR CORPORATION
                              CLIMATEX, INC.
                              LSB FINANCIAL CORP.
                              LSB LEASING CORP.
                              LSB IMPORT CORP.
                              LSB BEARING CORP.
                              SUMMIT MACHINE TOOL SYSTEMS, INC.
                              LSB EUROPA LIMITED
                              BOWERDEAN LIMITED
                              LSB INTERNATIONAL LIMITED

                              By:
                                 --------------------------------

                              Title
                                    -----------------------------


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION AND
CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
   -------------------------------------

Title:
      ----------------------------------

               SIXTEENTH AMENDMENT TO LOAN AGREEMENT
               -------------------------------------


                                             January 25, 1994




Congress Financial Corporation and
Congress Financial Corporation (Central)
1133 Avenue of the Americas
New York, New York  10036

Gentlemen:

     Reference is made to the Loan Agreement dated March 29, 1984, as heretofore amended, modified or supplemented (including, without limitation, pursuant to that certain Amendment to Loan Agreement dated August 16, 1985, that certain Second Amendment to Loan Agreement dated April 3, 1986, that certain Third Amendment to Loan Agreement dated October 26, 1986, that certain Fourth Amendment to Loan Agreement dated December 17, 1986, that certain Fifth Amendment to Loan Agreement dated March 7, 1988, that certain Sixth Amendment to Loan Agreement dated March 31, 1989, that certain Seventh Amendment to Loan Agreement dated May 18, 1990, that certain Eighth Amendment to Loan Agreement dated May 1, 1991, that certain Ninth Amendment to Loan Agreement dated February 25, 1992, that certain Tenth Amendment to Loan Agreement dated March 31, 1992, that certain Eleventh Amendment to Loan Agreement, dated December 10, 1992, that certain Twelfth Amendment to Loan Agreement, dated April 23, 1993, that certain Thirteenth Amendment to Loan Agreement, dated June 24, 1993, that certain Fourteenth Amendment to Loan Agreement, dated September 23, 1993, and that certain Fifteenth Amendment to Loan Agreement, dated November 29, 1993, hereinafter, the "Loan Agreement"), currently by and among Congress Financial Corporation and Congress Financial Corporation (Central) (collectively "Congress"), LSB Industries, Inc. (hereinafter "LSB"), L&S Bearing Co., Rotex Corporation, Tribonetics Corporation, LSB Extrusion Co., International Environmental Corporation, CHP Corporation, Koax Corp., Summit Machine Tool Manufacturing Corp., Hercules Energy Mfg. Corporation, Climate Master, Inc., APR Corporation and Climatex, Inc. (collectively, with LSB, the "Borrowers") and LSB Financial Corp., LSB Lease Corp., LSB Import Corp., LSB Bearing Corp., Summit Machine Tool Systems, Inc., LSB Europa Limited, Bowerdean Limited and LSB International Limited (collectively herein, and pursuant to the Loan Agreement, the "Guarantors").

     Borrower and Guarantors have requested an extension of the Renewal Date of their existing arrangements with Congress and Congress is willing, subject to the terms and conditions set forth herein, to so extend the Renewal Date of the existing financing arrangements with Borrowers and Guarantors as provided below. Congress, Borrowers and Guarantors agree as follows (capitalized terms used herein, unless otherwise defined, shall have the meanings set forth in the Loan Agreement):

     I. Term. The date "January 31, 1994" in Section 9.1 of the Accounts Agreements, as heretofore amended, is hereby deleted and replaced with the date "March 31, 1994".

     II. Delivery of Cash Collateral Upon Termination. In addition to all of Congress' other rights and remedies available to it upon the effective date of termination or non-renewal of the Loan Agreement and the other Financing Agreements, upon the effective date of such termination or non-renewal, Borrower shall pay to Congress, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Congress in such amounts as Congress determines are reasonably necessary to secure Congress from loss, cost, damage or expense, including reasonable attorneys' fees and legal expenses, in connection with any contingent Obligations, including issued and outstanding letters of credit, banker's acceptances, purchase guaranties, other financial accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Congress has not yet received the final and indefeasible payment. Such amounts shall be remitted to Congress by wire transfer in federal funds to such bank account of Congress, as Congress may, in its discretion, designate in writing to Borrower for such purpose.

     III. Effect of this Amendment. Except as modified pursuant hereto, the Loan Agreement and the Financing Agreements are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof. To the extent of conflict between the terms of this Amendment and the Loan Agreement or other Financing Agreements, the terms of this Amendment control.

     IV. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

     By the signature hereto of each of their duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein (the covenants and agreements of the Borrowers and Guarantors being joint and several).

                              Very truly yours,

                              LSB INDUSTRIES, INC.
                              L&S BEARING CO.
                              ROTEX CORPORATION
                              TRIBONETICS CORPORATION
                              LSB EXTRUSION CO.
                              INTERNATIONAL ENVIRONMENTAL
                               CORPORATION
                              CHP CORPORATION
                              KOAX CORP.
                              SUMMIT MACHINE TOOL MANUFACTURING
                               CORP.
                              HERCULES ENERGY MFG. CORPORATION
                              CLIMATE MASTER, INC.
                              APR CORPORATION
                              CLIMATEX, INC.
                              LSB FINANCIAL CORP.
                              LSB LEASING CORP.
                              LSB IMPORT CORP.
                              LSB BEARING CORP.
                              SUMMIT MACHINE TOOL SYSTEMS, INC.
                              LSB EUROPA LIMITED
                              BOWERDEAN LIMITED
                              LSB INTERNATIONAL LIMITED

                              By:
                                 --------------------------------

                              Title
                                    -----------------------------


AGREED AND ACCEPTED:

CONGRESS FINANCIAL CORPORATION AND
CONGRESS FINANCIAL CORPORATION (CENTRAL)

By:
   -------------------------------------

Title:
      ----------------------------------

                                                  March 30, 1994




Congress Financial Corporation
  and Congress Financial
  Corporation (Central)
1133 Avenue of the Americas
New York, New York  10036

                              Re:  Seventeenth Amendment to Loan
                                   Agreement

Ladies and Gentleman:

          LSB Industries, Inc. ("LSB") and those certain subsidiaries of LSB identified on the execution page hereof (LSB and such subsidiaries being hereinafter collectively referred to as the "LSB Companies") have requested that Congress Financial Corporation and Congress Financial Corporation (Central) (collectively, "Congress") modify the Loan Documents (hereinafter defined) in order to permit: (a) the sale to Prime Financial Corp. ("Prime") of existing and future accounts receivable (individually called an "Account" and collectively called the "Accounts") of one or more of the LSB Companies; and (b) the guaranty by LSB of the financing of Prime's purchase of such Accounts by Bank IV Oklahoma, N.A. ("Bank IV"). Congress is willing to agree to such request, subject to the following terms:

1. Loan Documents. As used herein, the term "Loan Documents" will be deemed to refer to the following documents:

     1.1  Loan Agreement dated March 29, 1984 (the "Loan
          Agreement"), among Congress as the lender and those LSB Companies named therein as the borrowers and guarantors;

     1.2 Sixteen Amendments to the Loan Agreement variously dated (the "Amendments") among those LSB Companies named therein, Congress and certain other parties;

     1.3 The other "Financing Agreements", as defined in the Loan Agreement;

     1.4 Agreement dated March 31, 1989 (the "Equity Bank Agreement") among Congress and Northwest Federal Savings and Loan Association, now known as Equity Bank for Savings, F.A. ("Equity Bank"), as amended; and

     1.5  Letter Agreement dated August 24, 1990 (the "Letter
          Agreement") among Congress and Equity Bank; which
          Letter Agreement was consented and agreed to by the LSB Companies.

2. Loan Documents Modification. Notwithstanding anything contained in the Loan Documents to the contrary, the LSB
Companies and Congress hereby agree as follows:

     2.1 Congress acknowledges that Prime may from time to time hereafter purchase Accounts from the LSB Companies. Congress hereby consents, subject to the terms hereof, to such purchases during the period (the "Selling Period") from the date hereof to the earlier of: (a) the occurrence of an Event of Default under the Loan Documents; and (b) June 30, 1994;

     2.2 The purchase price for an Account purchased by Prime from the LSB Companies shall be 100% of the invoice amount of an Account (the "Purchase Price"). The Purchase Price shall be disbursed, without offset or deduction, directly to Congress for the respective accounts of the selling LSB Companies. If all monetary obligations of the LSB Companies to Congress under the Loan Documents are paid in full at the time or as a result of any such disbursement to Congress by Prime, Congress will within one (1) business day of LSB's oral or written request, remit the full amount received from Prime to LSB for the account of the selling LSB Companies;

     2.3 Upon receipt by Congress of the Purchase Price for any Accounts purchased by Prime in accordance with paragraph 2.2 hereof during the Selling Period, Congress' security interest in such purchased Accounts will terminate and be deemed released and Congress will, at the request of Prime or Bank IV, execute any partial releases or other documents as Prime or Bank IV may reasonably request in order to effectuate or evidence the termination and release of Congress' security interest in such purchased Accounts;

     2.4 Congress hereby consents to LSB's unconditionally guaranteeing to Bank IV the repayment of any loan or loans (including associated fees and expenses) made to Prime by Bank IV in connection with the financing of Accounts purchased from the LSB Companies in accordance herewith;

     2.5 Notwithstanding anything contained in Sections 3.5 and 3.7 of the Loan Agreement (which was made a part of the Loan Agreement pursuant to Section IV of the Seventh Amendment to Loan Agreement), from and after the date hereof and at any time LSB shall have the right to prepay in full the unpaid principal balance plus all accrued interest due and owing under that certain Promissory Note dated December 31, 1989, made by LSB in favor of LSB Chemical Corp.

     2.6 Congress waives any default occasioned by any advances, loans or investments made by one or more of the LSB Companies in violation of said Sections 3.5 and 3.7 prior to the date hereof.

     2.7 The Loan Documents are hereby deemed amended as necessary to conform to the provisions set forth herein and in the event of a conflict between the terms of the Loan Documents and this agreement, this agreement will control; and

     2.8 Section 9.1 of each of the Accounts Agreements (as defined in the Loan Agreement), as heretofore amended, is hereby deleted and replaced with the following:

          "9.1 This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending June 30, 1994, unless sooner terminated as herein provided. You shall have the right to terminate this Agreement immediately at any time upon the occurrence of an Event of Default (as defined in the Loan Agreement). No termination of this Agreement, however, shall relieve or discharge us of our duties, obligations and covenants hereunder until all Obligations have been paid in full, and your continuing security interest in the Collateral shall remain in effect until such Obligations have been fully discharged. No provision hereof shall be modified or amended orally or by course of conduct, but only by a written instrument expressly referring hereto signed by both parties."

     2.9 Congress will provide Bank IV with prior written or telefacsimile notice to either Mr. Robert R. Gilbert at (918) 749-4276 or Mr. Wade Edmundson at (918) 749-
          4276, of the occurence of an Event of Default that would result in the termination of the Selling Period at least one (1) business day prior to ceasing to release Accounts purchased by Prime in accordance with Section 2.3 of this letter.

3. Modification Fee. Contemporaneously herewith, LSB shall cause to be delivered to Congress, in immediately available funds, the sum of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) (the "Fee") in consideration of Congress' agreement to the terms hereof; provided, if subsequent to the date hereof Congress and LSB enter into a financing arrangement (the "Refinancing") in substitution or replacement of the financing arrangement set forth in the Loan Documents, then the full amount of the Fee will be credited against any closing fee payable to Congress in connection with the Refinancing.

4. Continued Validity. Except as expressly set forth herein, the Loan Documents will continue in full force and effect and the LSB Companies will continue to have the right, to the extent permitted under applicable law and regulatory authorities, to sell Accounts to Equity Bank pursuant and subject to the terms of the Equity Bank Agreement and the Letter Agreement.

5. Reliance. Bank IV may rely on Sections 2.3 and 2.4 of this letter.

6. Counterpart Execution. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document.


                                LSB INDUSTRIES, INC.
                                L & S BEARING CO.
                                TRIBONETICS CORPORATION
                                LSB EXTRUSION CO.
                                ROTEX CORPORATION
                                SUMMIT MACHINE TOOL
                                  MANUFACTURING CORP.
                                HERCULES ENERGY MFG.
                                  CORPORATION
                                LSB FINANCIAL CORP.
                                LSB LEASING CORP.
                                LSB IMPORT CORP.
                                LSB BEARING CORP.
                                SUMMIT MACHINE TOOL
                                  SYSTEMS, INC.
                                LSB EUROPA LIMITED
                                BOWERDEAN LIMITED
                                LSB INTERNATIONAL LIMITED
                                INTERNATIONAL ENVIRONMENTAL
                                  CORPORATION
                                CHP CORPORATION
                                CLIMATE MASTER, INC.
                                KOAX CORP.
                                APR CORPORATION
                                CLIMATEX, INC.


                                By:
                                   ------------------------------
                                Name:
                                     ----------------------------
                                Title:
                                      ---------------------------

                                (the "LSB Companies")

                                CONSENTED AND AGREED TO:
                                PRIME FINANCIAL CORP.


                                By:
                                   ------------------------------
                                Name:
                                     ----------------------------
                                Title:
                                      ---------------------------

                                ("Prime")


                                CONSENTED AND AGREED TO:
                                CONGRESS FINANCIAL CORPORATION
                                  AND CONGRESS FINANCIAL
                                  CORPORATION (CENTRAL)


                                By:
                                   ------------------------------
                                Name:
                                     ----------------------------
                                Title:
                                      ---------------------------

                                Date Executed:
                                              -------------------

                                ("Congress")



ACKNOWLEDGED:

BANK IV OKLAHOMA, N.A.


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------

("Bank IV")